UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 27, 2007

                                 B&D Food, Corp.
                                 ---------------
             (Exact name of Registrant as specified in its Charter)

           Delaware                    000-21247          51-0373976
           --------                    ---------          ----------
(State or Other Jurisdiction         (Commission      (I.R.S. Employer
of Incorporation or Organization)    File Number)       Identification No.)

575 Madison Avenue, Suite 1006, New York, New York          10022-2511
--------------------------------------------------          ----------
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (212) 937-8456
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

March 27, 2007 B&D Food Corporation Inc. ("BDFC") announced today that, effective March 31, 2007, Yossi Haras will resign his positions as Chief Financial Officer and secretary of BDFC in order to become the chief financial officer in another company in Israel, which will require him to commence his new duties on April 1, 2007. To replace Mr. Haras, BDFC has appointed Daniel Ollech with effect from March 31, 2007. Daniel Ollech will certify BDFC's annual report on Form 10K-SB.

Daniel Ollech has served as the Chairman of the Board and President of BDFC since April 29, 2005. From April 29, 2005 until January 12, 2006, Mr. Daniel Ollech was also the company's Chief Executive Officer, Treasurer and Secretary. From 2003 to the present, Daniel Ollech has served as a director of Livorno Investments S.A., an international holding company with interests in various world trading companies in the areas of coffee, sugar, and oil. Since 2001, Daniel Ollech has also been a Director (which in Brazil equates to an executive officer) of UCS Group, a company which provides financing through factoring and securitizations. Prior to 2001, Daniel Ollech managed his own investment portfolio. Daniel Ollech graduated with a degree in marketing from Escola Superior de Marketing in 1980.

Daniel Ollech and Jacques Ollech, BDFC's Executive Vice President and a director, are brothers.

Daniel Ollech owns one-third of Livorno Investments, Ltd. to whom BDFC issued a convertible note in the principal amount of $10,000,000. The note bears interest at a rate of 8% per annum and principal and interest can be converted at any time prior to July 8, 2008 into BDFC common stock at a conversion rate of $0.20 per share. On July 15, 2006, in connection with its corporate tax planning, BDFC signed a management service agreement with L.M.S Livorno Management Services Ltd. ("LMS"), a subsidiary company of Livorno, pursuant to which LMS will pay the annual salaries of the Company's President, Vice President, CEO and CFO in consideration for management fees to be paid to LMS for the year 2006 in the amount of $650,000.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                               B&D Food Corporation



Dated:  March 27, 2007                         By:  /s/ Yaron Arbell
                                                    --------------------------
                                               Name:  Yaron Arbell
                                               Title:  Chief Executive Officer